Exhibit 99.2

PRO FORMA FINANCIAL STATEMENTS

The following Unaudited Pro Forma Balance Sheet and Unaudited Pro Forma Income Statements give effect to the disposition by the Company of Intirion Corporation (“Intirion”).  These pro forma presentations have been prepared utilizing historical financial statements and notes thereto, as well as pro forma adjustments as described in the Notes to the Unaudited Pro Forma Financial Statements.

The Unaudited Pro Forma Balance Sheet has been prepared assuming the disposition occurred on September 30, 2009. The Unaudited Pro Forma Income Statements for the years ended December 31, 2006, 2007 and 2008 and for the nine months ended September 30, 2008 and 2009 include the operating results of the Company and Intirion assuming the disposition occurred on January 1, 2006.

The Unaudited Pro Forma Balance Sheet and the Unaudited Pro Forma Income Statement are presented for illustrative purposes only and do not purport to represent what the Company’s results of operations or financial position would have been had the disposition of Intirion occurred on the dates indicated or the results of operations or financial position which may be obtained in the future. Such pro forma financial statements are qualified in their entirety by reference to, and should be read in conjunction with, the historical audited consolidated financial statements of the Company. The pro forma financial statements should also be read in conjunction with the accompanying notes thereto.

The disposition has been accounted for as a discontinued operation. The Unaudited Pro Forma Income Statement as of September 30, 2009 reflects the reduction in interest expense of $280 resulting from the $8,000 reduction in the Company’s debt from the net proceeds of the disposition.  The adjustment to the income statement net of taxes is $172.

MAC-GRAY CORPORATION

UNAUDITED PRO FORMA  INCOME STATEMENT

FOR THE YEAR ENDED DECEMBER 31, 2006

(In thousands, except share data)

	Mac-Gray Corp.			Mac-Gray Corp.
	Consolidated (a)	Intirion Corp.(b)	Adjustments	Pro Forma

Revenue:
Facilities management revenue	$232,181	$—		$232,181
Product sales	47,146	30,410		16,736
Total revenue	279,327	30,410	—	248,917

Cost of revenue:
Cost of facilities management revenue	153,861	—		153,861
Depreciation and amortization	35,156	369		34,787
Cost of product sales	37,352	24,012		13,340
Total cost of revenue	226,369	24,381	—	201,988

Gross margin	52,958	6,029	—	46,929

Operating expenses:
General, administration, sales and marketing	34,074	4,367		29,707
Depreciation and amortization	1,589	116		1,473
(Gain) loss on sale of assets, net	(32)	—		(32)
Loss on early extinguishment of debt	73	—
Impairment of assets	2,502	—		2,502
Total operating expenses	38,206	4,483	—	33,650

Income from operations	14,752	1,546	—	13,206
Interest (income) expense	13,653	(163)		13,816
Loss related to derivative instruments	96	—		96
Other	—			—
Income before provision for income taxes	1,003	1,709	—	(706)

Provision for income taxes	147	663	—	(516)

Net income	$856	$1,046	$—	$(190)

Net income per common share — basic	$0.07	$—		$(0.01)
Net income per common share - diluted	$0.06	$—		$(0.01)
Weighted average common shares outstanding - basic	13,008	—		13,008
Weighted average common shares outstanding - diluted	13,448	—		13,448

MAC-GRAY CORPORATION

UNAUDITED PRO FORMA INCOME STATEMENT

FOR THE YEAR ENDED DECEMBER 31, 2007

(In thousands, except share data)

	Mac-Gray Corp.			Mac-Gray Corp.
	Consolidated (a)	Intirion Corp.(b)	Adjustments	Pro Forma

Revenue:
Facilities management revenue	$242,803	$—		$242,803
Product sales	53,099	33,418		19,681
Total revenue	295,902	33,418	—	262,484

Cost of revenue:
Cost of facilities management revenue	162,839	—		162,839
Depreciation and amortization	37,410	246		37,164
Cost of product sales	40,347	25,645		14,702
Total cost of revenue	240,596	25,891	—	214,705

Gross margin	55,306	7,527	—	47,779

Operating expenses:
General, administration, sales and marketing	34,439	4,961		29,478
Depreciation and amortization	1,611	120		1,491
(Gain) loss on sale of assets, net	(254)	48		(302)

Total operating expenses	35,796	5,129	—	30,667

Income from operations	19,510	2,398	—	17,112
Interest (income) expense	13,745	(208)		13,953
Loss related to derivative instruments	1,737	—		1,737
Other	—			—
Income before provision for income taxes	4,028	2,606	—	1,422

Provision for income taxes	1,509	1,003	—	506

Net income	$2,519	$1,603	$—	$916

Net income per common share — basic	$0.19	$—		$0.07
Net income per common share - diluted	$0.18	$—		$0.07
Weighted average common shares outstanding - basic	13,209	—		13,209
Weighted average common shares outstanding - diluted	13,680	—		13,680

MAC-GRAY CORPORATION

UNAUDITED PRO FORMA INCOME STATEMENT

FOR THE YEAR ENDED DECEMBER 31, 2008

(In thousands, except share data)

	Mac-Gray Corp.				Mac-Gray Corp.
	Consolidated (a)	Intirion Corp.(b)	Adjustments		Pro Forma

Revenue:
Facilities management revenue	$306,089	$—			$306,089
Product sales	57,504	36,364			21,140
Total revenue	363,593	36,364	—		327,229

Cost of revenue:
Cost of facilities management revenue	207,233	—			207,233
Depreciation and amortization	47,499	338			47,161
Cost of product sales	44,892	27,605			17,287
Total cost of revenue	299,624	27,943	—		271,681

Gross margin	63,969	8,421	—		55,548

Operating expenses:
General, administration, sales and marketing	38,566	5,255			33,311
Depreciation and amortization	1,724	110			1,614
(Gain) loss on sale of assets, net	(21)	48			(69)
Loss On Early Extinguishment of Debt	207				207
Total operating expenses	40,476	5,413	—		35,063

Income from operations	23,493	3,008	—		20,485
Interest (income) expense	20,871	(162)	(280)	(h)	20,753
Loss related to derivative instruments	1,804	—			1,804
Other	—				—
Income before provision for income taxes	818	3,170	280		(2,072)

Provision for income taxes	277	1,200	108	(h)	(815)

Net income	$541	$1,970	$172		$(1,257)

Net income per common share — basic	$0.04	$—			$(0.09)
Net income per common share - diluted	$0.04	$—			$(0.09)
Weighted average common shares outstanding - basic	13,346	—			13,346
Weighted average common shares outstanding - diluted	13,706	—			13,346

MAC-GRAY CORPORATION

UNAUDITED PRO FORMA  BALANCE SHEET

AS OF SEPTEMBER 30, 2009

(In thousands, except share data)

	Mac-Gray Corp.				Mac-Gray Corp.
	Consolidated (a)	Intirion Corp.(c)	Adjustments		Pro Forma

Assets
Current assets:
Cash and cash equivalents	$16,171	$139			$16,032
Investment Securities	—	—			0
Trade receivables, net of allowance for doubtful accounts	8,701	3,549			5,152
Inventory of finished goods, net	6,703	4,757			1,946
Deferred income taxes	840	259			581
Prepaid facilities management rent and other current assets	12,633	698			11,935
Total current assets	45,048	9,402	—		35,646
Property, plant and equipment, net	136,017	1,862			134,155
Goodwill	59,375	223			59,152
Intangible assets, net	212,265	453			211,812
Prepaid facilities management rent and other assets	14,372	2,465			11,907
Intercompany account	—	16,177	(16,177)	(d)	0
Total assets	$467,077	$30,582	$(16,177)		$452,672

Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of notes payable and capital lease obligations	$5,595	$—	$(4,000)	(g)	$1,595
Trade accounts payable and accrued expenses	8,655	3,519	668	(e),(f)	5,804
Accrued facilities management rent	20,351	—			20,351
Accrued expenses	14,412	867	300	(e)	13,845
Deferred revenues and deposits	989	957			32
Total current liabilities	50,002	5,343	(3,032)		41,627
Long-term debt and capital lease obligations	267,856	—	(4,000)	(g)	263,856
Deferred income taxes	36,932	784			36,148
Other liabilities	9,895	729			9,166

Stockholders’ equity:	102,392	23,726	23,209	(d),(e),(f)	101,875

Total liabilities and stockholders’ equity	$467,077	$30,582	$16,177		$452,672

MAC-GRAY CORPORATION

UNAUDITED PRO FORMA INCOME STATEMENT

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

(In thousands, except share data)

	Mac-Gray Corp.				Mac-Gray Corp.
	Consolidated (a)	Intirion Corp.(b)	Adjustments		Pro Forma

Revenue:
Facilities management revenue	$224,392	$—			$224,392
Product sales	44,191	28,318			15,873
Total revenue	268,583	28,318	—		240,265

Cost of revenue:
Cost of facilities management revenue	151,852	—			151,852
Depreciation and amortization	34,854	256			34,598
Cost of product sales	34,591	21,839			12,752
Total cost of revenue	221,297	22,095	—		199,202

Gross margin	47,286	6,223	—		41,063

Operating expenses:
General, administration, sales and marketing	28,349	3,859			24,490
Depreciation and amortization	1,284	81			1,203
(Gain) loss on sale of assets, net	(41)	36			(77)
Loss on early extinguishment of debt	207
Total operating expenses	29,799	3,976	—		25,616

Income from operations	17,487	2,247	—		15,240
Interest (income) expense	15,064	(102)	(280)	(h)	14,886
Gain related to derivative instruments	159	—			159

Income before provision for income taxes	2,264	2,349	280		195

Provision for income taxes	639	896	108	(h)	(149)

Net income	$1,625	$1,453	$172		$344

Net income per common share — basic	$0.12	$—			$0.03
Net income per common share - diluted	$0.12	$—			$0.03
Weighted average common shares outstanding - basic	13,335	—			13,335
Weighted average common shares outstanding - diluted	13,690	—			13,498

MAC-GRAY CORPORATION

UNAUDITED PRO FORMA INCOME STATEMENT

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009

(In thousands, except share data)

	Mac-Gray Corp.				Mac-Gray Corp.
	Consolidated (a)	Intirion Corp.(b)	Adjustments		Pro Forma

Revenue:
Facilities management revenue	$232,022	$—			$232,022
Product sales	37,314	24,856			12,458
Total revenue	269,336	24,856	—		244,480

Cost of revenue:
Cost of facilities management revenue	157,680	—			157,680
Depreciation and amortization	36,858	228			36,630
Cost of product sales	28,769	18,847			9,922
Total cost of revenue	223,307	19,075	—		204,232

Gross margin	46,029	5,781	—		40,248

Operating expenses:
General, administration, sales and marketing	29,105	3,905			25,200
Depreciation and amortization	1,311	107			1,204
(Gain) loss on sale of assets, net	(552)	24			(576)
Loss On Early Extinguishment of Debt	—				—
Total operating expenses	29,864	4,036	—		25,828

Income from operations	16,165	1,745	—		14,420
Interest (income) expense	14,825	(148)	(280)	(h)	14,693
Gain related to derivative instruments	(558)	—			(558)
Other	—				—
Income before provision for income taxes	1,898	1,893	280		285

Provision for income taxes	911	908	108	(h)	111

Net income	$987	$985	$172		$174

Net income per common share — basic	$0.07	$—			$0.01
Net income per common share - diluted	$0.07	$—			$0.01
Weighted average common shares outstanding - basic	13,498	—			13,498
Weighted average common shares outstanding - diluted	13,895	—			13,895

NOTES TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENTS

(a)          These columns reflect the historical consolidated statement of earnings and consolidated balance sheet of Mac-Gray as appropriate

(b)         These columns reflect the removal of Intirion’s consolidated statement of earnings from the Mac-Gray historical consolidated financial statements

(c)          This column reflects the removal Intirion’s consolidated balance sheet from the Mac-Gray historical consolidated balance sheet

(d)         Represents the elimination of the intercompany payable to Intirion by Mac-Gray.  As a part of this transaction the intercompany payable by Mac-Gray is not required to be paid to Intirion

(e)          Represents the payment by Mac-Gray to Intirion of $300 and the related tax effect of $116 for accrued expenses incurred by Intirion for which Mac-Gray assumed responsibility

(f)            Represents the assumption by Mac-Gray of Intirion’s deferred tax liability and reclass to current tax payable

(g)         The net cash proceeds from the sale of Intirion will be used to reduce the term loan portion of Mac-Gray’s credit facility.

(h)         Represents the decrease of interest expense related to the reduction of Mac-Gray’s credit facility from the proceeds of the sale of Intirion and the related tax effect

The gain or loss on the disposition of Intirion is expected to be minimal and therefore no adjustment is reflected in the pro forma financial statements.